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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 18, 2002



                           LASER VISION CENTERS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     1-10629                43-1530063
        (State or other            (Commission File         (I.R.S. Employer
        jurisdiction of                 Number)              Identification
         organization)                                           Number)


           540 MARYVILLE CENTRE DRIVE, SUITE 200
           ST. LOUIS, MISSOURI                                    63141
           (Address of principal executive offices)             (Zip Code)


           Registrant's telephone number, including area code: (314) 434-6900



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ITEM 5.           OTHER EVENTS.

                  On April 18, 2002, the Registrant and TLC Laser Eye Centers, Inc. ("TLC") issued the joint press release attached hereto as Exhibit 99 announcing that on April 18, 2002 the shareholders of each of the Registrant and TLC approved the Agreement and Plan of Merger and related matters with respect to the proposed merger of the Registrant and TLC.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Exhibits.  See Exhibit Index.











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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 19, 2002

                                    LASER VISION CENTERS, INC.



                                    By /s/ Robert W. May
                                       -----------------------------------------
                                         Robert W. May
                                         Vice Chairman and General Counsel






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                                  EXHIBIT INDEX


Exhibit Number                         Description
--------------                         -----------
     99                      Press Release, dated April 18, 2002










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